OPPENHEIMER WORLD BOND FUND
                      Supplement dated May 20, 1999 to the
                       Prospectus dated February 26, 1999

The Prospectus is changed as follows:

1. The paragraph entitled "Portfolio Manager" on page 15 is replaced in its entirety with the following:

            Effective May 20, 1999, the portfolio manager of the Fund is Arthur P. Steinmetz. He is a Vice President of the Fund and is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Steinmetz is a Senior Vice President of the Manager and also serves as an officer and portfolio manager for other Oppenheimer funds.
















May 20, 1999                                                  PS0705.003

                           OPPENHEIMER WORLD BOND FUND
                      Supplement dated May 20, 1999 to the
  Statement of Additional Information dated February 26,1999, Revised May 1,
                                     1999

The Statement of Additional Information is changed as follows:

1. The biography for Ashwin Vasan on page 36 is removed.

2. A new biography replaces the biography of Ashwin Vasan on page 36, to read as follows:

            Arthur P. Steinmetz, Portfolio Manager, Age 40 Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since March 1993); an officer of other Oppenheimer funds.























May 20, 1999                                                        PX0705.004